Exhibit 10.1

EXECUTION VERSION

November 17, 2021

Loral Space & Communications Inc.

600 Fifth Avenue

New York, N.Y.

Attn: Avi Katz

Email: avi.katz@hq.loral.com

Public Sector Pension Investment Board

1250 René-Lévesque Blvd. West

Suite 1400

Montréal, Québec

Attn: Senior Vice President and Global Head of Credit and Private Equity Investments

Email: privateequity@investpsp.ca

with a copy to: legalnotices@investpsp.ca

MHR Institutional Partners LP

MHRA LP

MHRM LP

MHR Institutional Partners II LP

MHR Institutional Partners IIA LP

MHR Institutional Partners III LP

MHR Capital Partners Master Account II Holdings LLC

MHR Capital Partners Master Account LP

MHR Capital Partners (100) Account LP

c/o MHR Fund Management LLC

1345 Ave. of the Americas

42nd Floor

New York, NY 10105

Attn: Janet Yeung and Keith Schaitkin

Email: JYeung@mhrfund.com; KSchaitkin@mhrfund.com

cc:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attn: Maurice M. Lefkort

Email: mlefkort@willkie.com

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attn: Douglas Warner

Email: doug.warner@weil.com

Via Email

Ladies and Gentlemen:

Reference is hereby made to the Transaction Agreement and Plan of Merger (as it may be amended from time to time, the “Transaction Agreement”), by and among Telesat Canada, a Canadian corporation (“Telesat”), Loral Space & Communications Inc., a Delaware corporation (“Loral”), Telesat Partnership LP, a limited partnership formed under the laws of Ontario, Canada, Telesat Corporation, a newly formed corporation incorporated under the laws of the Province of British Columbia, Canada and the sole general partner of Telesat Partnership (“Telesat Corporation”), Telesat CanHold Corporation, a corporation incorporated under the laws of British Columbia, Canada and wholly owned subsidiary of Telesat Partnership, Lion Combination Sub Corporation, a Delaware corporation and wholly owned subsidiary of Loral, Public Sector Pension Investment Board, a Canadian Crown corporation (“PSP Investments”), and Red Isle Private Investments Inc., a Canadian corporation and wholly owned subsidiary of PSP Investments. Capitalized terms used in this letter but not defined herein shall have the meanings ascribed to such terms in the Transaction Agreement.

Section 8.7 of the Transaction Agreement provides that prior to the Closing, all Contracts and transactions set forth on Section 8.7 of the Leo Disclosure Letter shall be terminated, and all financial obligations thereunder shall be satisfied in full with no further obligation or liability of the Leo Group following the Closing.

Please confirm by executing this letter and returning a copy to Telesat that each of the Parties hereby consents and agrees (i) that, notwithstanding Section 8.7 of the Transaction Agreement, the Services Agreement, dated as of June 23, 2008, by and among Loral, Fernando Ceylão Consultoria Ltda. and Fernando Carlos Ceylão Filho, as amended June 23, 2011, December 17, 2015 and June 14, 2018 (the “Ceylão Agreement”) will not be terminated at or prior to Closing, (ii) for purposes of Section 8.6 of the Transaction Agreement, to the designation of the name of the Class A Topco Common Shares and Class B Topco Common Shares as Class A Common shares and Class B Variable Voting shares, respectively and (iii) that Section 7.6 of the Transaction Agreement is hereby amended and restated in its entirety with the following Section 7.6:

Section 7.6 Ownership of Transit Securities. Polaris is the indirect beneficial owner, and Rover is the record and direct beneficial owner, of 35,172,218 Transit Common Shares, 1,824,294 Transit Non-Voting Participating Preferred Shares and 7,034,444 Transit Voting Participating Preferred Shares, free and clear of all Liens, other than restrictions on transfer imposed by applicable Legal Requirements and by the Transit Shareholders Agreement.

For the avoidance of doubt and notwithstanding anything contained in the Transaction Agreement to the contrary, (i) Section 7.6 of the Transaction Agreement, as amended and set forth herein, shall govern for purposes of Section 10.3(a) under the Transaction Agreement and (ii) the Ceylão Agreement is a Contract of the Leo Group in effect at or prior to the Reference Time and shall continue to be subject in all respects to Section 9.9(b) of the Transaction Agreement. This letter constitutes notice by the Joint Obligors to Rover that the Ceylão Agreement may affect a Liability that would give rise to a claim pursuant to Section 9.9(a) or Section 9.9(b) of the Transaction Agreement.

160 Elgin Street, Suite 2100, Ottawa, ON Canada K2P 2P7

tel: +1 613 748 0123

Section 3.9 of the Voting Support Agreement (the “Voting Support Agreement”), by and among Telesat, PSP Investments and the other parties thereto (such other parties, the “Stockholders”) requires that the parties to the Transaction Agreement shall not and shall not agree to, any modification, amendment or waiver of the Transaction Agreement the unless such modification, amendment or waiver is previously consented to in writing by each Stockholder.

Please confirm by executing this letter and returning a copy to Telesat that each Stockholder consents to (i) the waiver of the requirement to terminate the Ceylão Agreement at or prior to the Closing pursuant to Section 8.7 of the Transaction Agreement and (ii) the foregoing amendment to Section 7.6 of the Transaction Agreement.

Except as set forth herein, all of the terms and conditions of the Transaction Agreement shall remain in effect without modification and shall be deemed to apply to this letter.

[Signature Page Follows]

160 Elgin Street, Suite 2100, Ottawa, ON Canada K2P 2P7

tel: +1 613 748 0123

Very truly yours,

TELESAT CANADA

By:	/s/ Christopher S. DiFrancesco
	Name:	Christopher S. DiFrancesco
	Title:	Vice President, General Counsel and Secretary

[Integration Agreement Waiver – Ceylão Agreement, Share Designation and PSP Capitalization Representation]

Confirmed, acknowledged, and agreed as of the date first written above:

LORAL SPACE & COMMUNICATIONS INC.

By:	/s/ Avi Katz
	Name:	Avi Katz
	Title:	President, General Counsel and Secretary

[Integration Agreement Consent – Ceylão Agreement, Share Designation and PSP Capitalization Representation]

Confirmed, acknowledged, and agreed as of the date first written above:

PUBLIC SECTOR INVESTMENT PENSION BOARD

By:	/s/ Selin Bastin
	Name:	Selin Bastin
	Title:	Authorized Signatory

By:	/s/ Martin Longchamps
	Name:	Martin Longchamps
	Title:	Authorized Signatory

RED ISLE PRIVATE INVESTMENTS INC.

By:	/s/ Selin Bastin
	Name:	Selin Bastin
	Title:	Authorized Signatory

By:	/s/ Martin Longchamps
	Name:	Martin Longchamps
	Title:	Authorized Signatory

[Integration Agreement Consent – Ceylão Agreement, Share Designation and PSP Capitalization Representation]

Confirmed, acknowledged, and agreed as of the date first written above:

MHR INSTITUTIONAL PARTNERS LP

By:	MHR Institutional Advisors LLC, its General Partner

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

MHRA LP

By:	MHR Institutional Advisors LLC, its General Partner

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

MHRM LP

By:	MHR Institutional Advisors LLC, its General Partner

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

MHR INSTITUTIONAL PARTNERS II LP

By:	MHR Institutional Advisors II LLC, its General Partner

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

[Integration Agreement Consent – Ceylão Agreement, Share Designation and PSP Capitalization Representation]

MHR INSTITUTIONAL PARTNERS IIA LP

By:	MHR Institutional Advisors II LLC, its General Partner

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

MHR INSTITUTIONAL PARTNERS III LP

By:	MHR Institutional Advisors III LLC, its General Partner

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

MHR CAPITAL PARTNERS MASTER ACCOUNT II HOLDINGS LLC

By:	MHR Advisors LLC, the General Partner of its Sole Member

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

MHR CAPITAL PARTNERS MASTER ACCOUNT LP

By:	MHR Advisors LLC, its General Partner

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

[Integration Agreement Consent – Ceylão Agreement, Share Designation and PSP Capitalization Representation]

MHR CAPITAL PARTNERS (100) ACCOUNT LP

By:	MHR Advisors LLC, its General Partner

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

[Integration Agreement Consent – Ceylão Agreement, Share Designation and PSP Capitalization Representation]